UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
May 14, 2008

PHARMACOPEIA, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-50523	51-0418085
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

PO Box 5350, Princeton, New Jersey	08543-5350
(Address of principal executive offices)	(Zip Code)

(609) 452-3600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

Poster Presentation of Results of Phase 1 Multiple Ascending Dose Study of PS433540

On May 14, 2008, Pharmacopeia, Inc. (the “Company”) presented a poster entitled “PS433540, A Novel Dual-Acting Receptor Antagonist, Dose-Dependently Increases Plasma Renin Activity In Healthy Volunteers” at the American Society of Hypertension Twenty-Third Annual Scientific Meeting and Exposition in New Orleans.  The poster presents results from the Phase 1 multiple ascending dose study of PS433540.  The poster is attached hereto as Exhibit 99.1.

Results of Phase 2a Study of PS433540

On May 16, 2008, the Company held an investor meeting that was webcast to discuss the results, further detailed in Item 8.01 below, of the Phase 2a study of PS433540, its first-in-class Dual Acting Receptor Antagonist (DARA).  The Company’s presentation from the investor meeting is attached hereto as Exhibit 99.2.  The presentation of Joel Neutel, M.D., the lead investigator of the Phase 2a study, from the investor meeting is attached hereto as Exhibit 99.3.

The information in this Item 7.01 and Exhibits 99.1, 99.2 and 99.3 to this report are being furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act unless the Company specifically so states.

Item 8.01. Other Events

On May 16, 2008, the Company announced that PS433540 showed statistically significant blood pressure reductions in a Phase 2a study in patients with mild to moderate hypertension.

The Phase 2a study met its primary endpoint by showing a statistically significant reduction in mean 24-hour systolic ambulatory blood pressure over placebo. The study also showed statistically significant improvements over placebo in mean 24-hour diastolic ambulatory blood pressure as well as seated blood pressure.  In this double-blind, placebo-controlled study, patients treated with 200 mg of PS433540 once daily experienced a 12/9mmHg drop in mean 24-hour systolic and diastolic blood pressure and those treated with 500 mg experienced a 15/10mmHg drop in mean 24-hour systolic and diastolic blood pressure. These reductions were highly statistically significant vs. placebo (P<0.001). Mean seated office systolic and diastolic blood pressure, the typical blood pressure measure, was also evaluated, with observed blood pressure drops of 17/11mmHg with the 200 mg dose and 17/10mmHg with the 500 mg dose (P<0.001 vs. placebo).

Once-daily treatment with 200 or 500 mg of PS433540 was well tolerated. Most of the adverse events reported were mild or moderate in severity and included headaches and minor musculoskeletal and respiratory complaints. All of these events occurred with similar frequency in the three treatment groups. There was one case of peripheral edema in the placebo arm and one case of peripheral edema in one of the treated arms. There were no increases in liver enzymes above 2 times the upper limit of normal. On average, liver enzyme levels tended to decrease from baseline in the treated arms. There were no serious adverse events on PS433540 treatment. Three subjects discontinued therapy for adverse events, all of which were in the placebo group.

The Company’s press release dated May 16, 2008 related to the announcement is attached hereto as Exhibit 99.4.

Item 9.01. Financial Statements and Exhibits

(d)                                 Exhibits

Exhibit
Number

99.1	Poster Presentation on Phase 1 Multiple Ascending Dose Study

99.2	Company Presentation on Phase 2a Study

99.3	Lead Investigator Presentation on Phase 2a Study

99.4	Press Release

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHARMACOPEIA, INC.

	By:	/s/ Stephen C. Costalas

Stephen C. Costalas
Executive Vice President, General Counsel
and Secretary

Date: May 16, 2008